SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 12, 2004



                        ELECTRONIC CLEARING HOUSE, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)



NEVADA                                0-15245                      93-0946274
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                    File Number)            Identification No.)



              730 Paseo Camarillo, Camarillo, California      93010
              -----------------------------------------------------
             (Address of principal executive offices)      (Zip Code)



        Registrant's telephone number, including area code (805) 419-8700



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          (Former name or former address, if changes since last report)

ITEM 5.   OTHER  EVENTS

          On July 14, 2004, the Registrant issued a press release announcing the appointment of Mr. Field. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7.   FINANCIAL  STATEMENTS  AND  EXHIBITS


(c)  Exhibits


     Exhibit
     Number     Description of Document
     ------     -----------------------

     99.1       Press release issued and dated July 14, 2004.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ELECTRONIC CLEARING HOUSE, INC.
                                   (Registrant)



                              By:  \s\Alice Cheung
                                   ------------------------------
                                 Alice L. Cheung, Treasurer &
                                 Chief Financial Officer



Dated: July 14, 2004

                                  EXHIBIT INDEX
                                  -------------



Exhibit
Number         Description of Document
------         -----------------------

99.1           Press release issued and dated July 14, 2004.